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                                      LEASE

This Lease, dated for reference purposes only as of   February 23, 1996, is
entered into by and between Transamerica Occidental Life Insurance Company, a California corporation ("Landlord"), and ACI Systems Inc., a Colorado corporation ("Tenant"), in consideration of the rents and covenants stated below. Landlord leases to Tenant and Tenant leases from Landlord the Premises described below upon the following terms and conditions:

1.1  FUNDAMENTAL LEASE PROVISIONS:

     A. Demised Premises: Landlord leases to Tenant the premises located at and commonly known as 14 Inverness Drive East, Building F, Units 112, 116 and 120, consisting of approximately 5,900 s.f. (the "Premises").

     B. Term: The term of the Lease is sixty-one (61) months, beginning May 1, 1996 (the "Commencement Date") and ending May 31, 2001 (the "Expiration Date"). Tenant may take occupancy of the Premises on May 1, 1996 (the "Occupancy Date").

     C.   Minimum Monthly Rent:

               (i) Initial Minimum Monthly Rent: The minimum monthly rent payable for each of the first thirty-six (36) months of the Lease term shall be Four Thousand Four Hundred Twenty-Five and no/100ths Dollars ($4,425.00). The minimum monthly rent shall be increased pursuant to the provisions of either subparagraph C(ii) or subparagraph C(iii) below.

               (ii) Fixed Minimum Monthly Rent Increases: The Initial minimum monthly rent shall be increased to the amount(s) stated below and shall be payable for each of the months during the periods stated below:

                 MINIMUM
              MONTHLY RENT                          PERIOD
              ------------                          ------

                $4,547.92                 May 1, 1999 - April 30, 2000
                $4,670.84                 May 1, 2000 - May 31, 2001


     D. Additional Rent: Tenant shall also pay to Landlord its proportionate share of the amount of increases in taxes and the amount of increases in insurance costs and common area maintenance costs for the Premises in excess of the respective taxes and insurance costs for the Base Year. The "Base Year" for purposes of determining increases in taxes is 1996 and for purposes of determining increases in insurance costs is calendar year 1996. Tenant's proportionate share of increases in taxes is 2.74% and Tenant's proportionate share of increases in insurance costs is 2.74%.

     E. Prepaid Rent: Tenant shall pay Landlord Four Thousand Four Hundred Twenty-Five and no/100ths Dollars ($4,425.00) at the same time Tenant executes and delivers this Lease to Landlord as prepaid rent which shall be applied by Landlord to the payment of rent as it becomes due under this Lease.

     F. Security Deposit: Tenant shall deposit Four Thousand Four Hundred Thirty and no/100ths Dollars ($4,430.00) at the same time Tenant executes and delivers this Lease to Landlord as security (the "security deposit") subject to the provisions of Paragraph 7.1.

     G. Use: Tenant shall use and occupy the Premises only for the following specifically stated purpose: office and warehouse for distribution and representation of high technology products.

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     H.   Address for Notices:  Landlord's address for notices is Fuller
Management Group, 14 Inverness Drive East, Building C, Suite 228, Englewood, CO 80112. Tenant's address for notices is 14 Inverness Drive East, Building F, Unit 116, Englewood, CO 80112.

     I. Tenant's Public Liability Insurance: Tenant shall obtain comprehensive public liability insurance with limits of not less than One Million and no/100ths Dollars ($1,000,000.00) for injury or death of any one or more persons and One Million and no/100ths Dollars ($1,000,000.00) for property damage.

     K. Broker: The following person(s) have performed services for Tenant or Landlord in connection with this Lease and no other persons shall have any claim for any compensation in connection herewith: Jeffrey D. Roemer and Timothy I. Gilchrist of Fuller and Company, Colorado Real Estate Brokers License # 07612.

2.1 THE PREMISES: The Premises described in Paragraph 1.1, subparagraph A is shown as the cross-hatched space within the building complex shown on the attached EXHIBIT A. The building complex (the "Complex") consists of, among other things, the land, the physical improvements, landscaping, parking areas, sidewalks and the common area shown on the general site plan which is attached as EXHIBIT A. Tenant agrees that Landlord, in Landlord's sole discretion may change the size, shape, location, number and extent of the improvements shown on EXHIBIT A and may eliminate or add any improvements to any portion of the Complex.

2.2 LANDLORD'S RESERVED RIGHTS FOR THE COMPLEX: Landlord reserves the absolute rights to itself to (a) use the roof, exterior walls and the area beneath the Premises and (b) install, use, maintain and replace equipment, machinery, pipes, conduits and wiring located within the Premises which serve other parts of the Complex in a manner and in locations which do not unreasonably interfere with Tenant's use of the Premises.

2.3  COMMON AREAS OF THE COMPLEX:

     A. Nonexclusive Right to Use Common Areas of the Complex: Landlord shall make available during the term of this Lease such portions of the Complex as Landlord in its sole, conclusive and exclusive judgment designates from time to time for use by all tenants of the Complex as common area, Tenant shall have a nonexclusive right during the term of this Lease to use the common area of the Complex for itself, its employees, agents, customers, servants and invitees solely for those purposes which Landlord in its sole, conclusive and exclusive judgment designates as proper common area use.

     B. Common Area Defined: The term "common area" means the portions of the Complex which from time to time are designated and/or improved by Landlord for the common use by more than one tenant of the Complex including, without limitation, the following: the land and facilities used as parking areas; access and perimeter roads; truck passageways (which may be in whole or in part subsurface); service corridors and stairways providing access to and from various premises within the Complex; landscaped areas; exterior walks, stairways, elevators and/or ramps; interior corridors, elevators and/or stairs; and code required public facilities, but excluding any portion thereof which may be designated by Landlord for non-common use.

3.1  TERM

     A. Delivery of Possession Delayed: If Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date specified in Paragraph 1.1, subparagraph B, Landlord shall not be liable for any damages resulting from such delayed possession and this Lease shall not become void or voidable because of such event except as provided below. If delivery of possession of the Premises is delayed beyond the Commencement Date stated above, the term of the Lease will begin on the date Landlord tenders possession of the Premises to Tenant and the Expiration Date specified in Paragraph 1.1, subparagraph B shall be extended to the last day of the calendar month being the number of full calendar months subsequent to the delayed commencement date equal to the number of months specified in Paragraph 1.1, subparagraph B. Any such delayed Commencement Date shall be stated in writing which must be signed by both parties and which written statement shall constitute an amendment to this Lease. If Landlord is unable to tender possession of the Premises to Tenant within four (4) months after the Commencement Date stated above, then either party shall have the right to terminate this Lease without liability to the other. Such right must be exercised upon at least fifteen (15) days prior written notice to the other party and the Lease shall be deemed terminated effective on the 15th day following delivery of such notice unless Landlord tenders possession of the Premises to Tenant during such interim period in which case the notice shall be deemed null and void. The six-month period stated above shall be extended by the number of days of delay caused by or attributable to Tenant or resulting from a cause force majeure of the type specified in Paragraph 27.1, subparagraph D of this Lease.

     B. Early Possession: If the Occupancy Date specified in Paragraph 1.1, subparagraph B is earlier than the Commencement Date, then all of the terms, covenants and conditions of this Lease shall apply during any period of Tenant's possession prior to the Commencement Date except that Tenant shall not be required to pay rent for the use and occupancy of the Premises for any period of possession prior to the Commencement Date and Landlord and Tenant agree that Tenant may take possession of the Premises on such earlier Occupancy Date.

4.1 RENT: Tenant shall pay as rent for the use and occupancy of the Premises the sums stated below and stated in Paragraph 1.1, subparagraph C and subparagraph D at the times and in the manner specified below.

     A. Rent Defined: The term "rent" shall mean any sum required to be paid by Tenant to Landlord under this Lease including, without limitation, the specified minimum monthly rent, adjustments to rent, fixed rent increases, impounds or reimbursements to Landlord relating to taxes, insurance and/or common area maintenance costs. If any, attorneys' fees, interest on any past due amounts, late fees (regardless of how such sums are designated) and any sums due to Landlord Pursuant to Paragraph 16.1, subparagraph D hereof.

     B. Time for Payment: Unless the time for payment is otherwise specified, all sums required to be paid by Tenant under this Lease shall be paid to Landlord, without any deductions or set-offs of any kind whatsoever, in advance on the first day of each calendar month at the address specified in Paragraph 1.1, subparagraph H of this Lease. The requirement to pay rent at such times shall NOT be conditioned upon the tender of a statement to Tenant for any fixed or adjusted amounts previously specified by Landlord.

     C. Proration of Rental Amounts for Partial Months: if the Commencement Date of the term of the Lease occurs on a day other

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than the first day of the month, then the minimum monthly rent and/or any impounds or other regular monthly payments for the first partial month of the Lease term shall be prorated on the basis of a thirty-day month. If the term of the Lease ends on a date other than the last day of the month, then the rent for such month shall be prorated on the basis of a thirty-day month.

4.2 PAYMENT OF TAXES AND INSURANCE COSTS AS ADDITIONAL RENT: Tenant shall pay the costs of taxes and insurance to Landlord as additional rent for the use and occupancy of the Premises at the times, to the extent and in the manner specified below:

     A. Tenant to Pay Proportionate Share of Increases in Taxes and Insurance Costs Over the Base Year. Tenant shall reimburse Landlord Tenant's proportionate share of the amount of increases in taxes and the amount of increases in insurance costs for the Premises in the manner and at the times stated below it, for any calendar year during the Lease term after the Base Year described in Paragraph 1.1, subparagraph D, the respective taxes and insurance costs are greater than the amount of taxes and insurance costs for the Base Year. The terms "taxes" and "insurance costs" are defined in Paragraph 4.2, subparagraph B below. Landlord shall obtain the insurance coverages of the types stated in Paragraph 4.2, subparagraph B below. Tenant's proportionate share of increases in taxes described as a percentage in Paragraph 1.1, subparagraph D equals the ratio which the area of the Premises bears to the total area of the building(s) located within the Complex which are included in the same tax parcel within which the Premises is located for which tax parcel a separate assessment is made and tax bill is issued by the applicable taxing authority. Tenant's proportionate share of increases in insurance costs described as a percentage in Paragraph 1.1, subparagraph D equals the ratio which the area of the Premises bears to the total area of the building(s) located within the Complex which are included in the calculation of insurance costs for the Complex.

     B.   Taxes and Insurance Costs Defined:

          (i) Taxes: "Taxes" shall mean any form of tax, assessment, excise, license fee, business tax, rental tax, improvement bond, levy, lien, charge or penalty (whether general, special, ordinary or extraordinary, foreseen or unforeseen) imposed or assessed by any authority having the direct or indirect power to tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage, sewage, irrigation or other improvement or other special district) against or in respect of or which may be or become a lien or charge upon (a) any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises is a part, or (b) Landlord's right to or receipt of rent or other income from the Premises or by Landlord's business of leasing the Premises. "Taxes" shall also mean any tax imposed in substitution, partially or totally, of or for any tax previously included in the definition of taxes stated in the first sentence of this subparagraph B(i). "Taxes" shall also mean any tax imposed for any service or right which was not charged to property owners prior to June 1, 1988 or, if previously charged, for any increase for such service occurring since June 1, 1988. Taxes shall also mean any tax imposed or added to real property taxes as a result of reassessment upon a transfer or lease of all or part of Landlord's interest in the Premises or the real property of which the Premises is a part, Landlord and Tenant intend that all taxes of any kind or character relating to or concerning the Premises or any part thereof, including, without limitation, a reassessment of the value thereof, shall be included within the term "Taxes." "Taxes" shall not include Landlord's personal, or corporate income, franchise, inheritance or estate taxes.

          (ii) Insurance Costs: Landlord shall obtain and/or maintain all of the insurance coverage of the types described as Landlord's Property Insurance, Landlord's Rent Insurance and Landlord's Liability Insurance. "Insurance costs" shall mean all costs incurred by Landlord for policies of insurance, brokerage fees, loss control costs and self-insured losses covering the following:

               (a) the real property of which the Premises is a part, in an amount not less than 100% of the replacement value of the building and other improvements located within such real property, as such replacement value may increase from time to time, providing protection against any peril generally included within the designation "all risk" (which may include earthquake and flood insurance among other things) and coverage for vandalism and malicious mischief (all of the types of coverage listed in this subparagraph B(ii)(a) being referred to in this Lease as "Landlord's Property Insurance");

               (b) the rents payable under this Lease (such coverage being referred to in this Lease as "Landlord's Rent Insurance");
and

               (c) any general liability coverage, premises liability coverage or other type of Insurance relating to claims arising under negligence,
intentional tort, or                liability theories brought by any party in
connection with the Premises or any condition or use thereof (all of the types of coverage listed in this subparagraph B(ii)(c) being referred to in this Lease as "Landlord's Liability Insurance").

     C. Rental Business Tax: Tenant shall reimburse Landlord for any tax or charge imposed upon Landlord by the State of Colorado or any political subdivision of the State, commonly known as a "rental business tax", "head tax", "occupancy tax" or "gross receipts tax", all of which are collectively referred to as the "Rental Business Tax" in this Lease, provided that Tenant shall only pay the amount of such business tax that would be payable by the Landlord if the Premises was the only property of the Landlord. For purposes of this Lease only, the calculation of any such business tax shall include only those payments from Tenant under this Lease upon which the taxing statute or ordinance then in effect assesses such business tax.

     D. Time for Payment: On the first day of each calendar month during the Lease term, Tenant shall pay, to the extent stated in Paragraph 4.2, subparagraph A an amount equal to 1/12th of the estimated taxes and insurance costs and Rental Business Tax for the Premises for the current tax year and policy year, as the case may be. The monthly estimated taxes and insurance costs and Rental Business Tax shall not be less than 1/12th of the actual taxes and insurance and Rental Business Tax for the Premises for the preceding tax year in the case of taxes or the preceding policy year in the case of insurance. Annually and following Landlord's receipt of the applicable tax bill, Landlord shall notify Tenant if any additional amount is owing and Tenant shall pay Landlord such additional amount within ten (10) days thereafter. If Tenant's monthly tax payments exceed the actual taxes for the period covered by the actual tax bill, such excess shall be credited against the next monthly installment of rent and additional rent and charges due. If Tenant's monthly payments in reimbursement for Insurance costs as defined above are less than or exceed the insurance costs determined in the manner stated above for any policy year, then after the actual costs for such policy year become known Landlord shall notify Tenant of such fact in writing and Tenant shall pay any deficiency to Landlord on the later date of ten (10) days following delivery of such notice or the first day of the next calendar month or Landlord shall credit any excess paid by Tenant against the next monthly installment of rent and additional rent and charges due, as the case may be. If the Lease expires or terminates prior to the date that the actual taxes, Rental Business Tax and Insurance costs determined in the manner stated above are determined, Landlord shall as soon as is practicable after such items are determined notify Tenant in writing of any adjustment and any additional amount by Tenant or refund by Landlord shall be paid within ten (10) days after receipt of such notice.

     5.1  UTILITIES AND SERVICES:

     A. Tenant's Responsibility for Utilities and Services: Tenant shall make all arrangements for and pay for all utilities and services furnished to or used by it at the Premises, including, without limitation, gas, electricity, water, telephone service,

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cleaning, and for all connection charges, initial deposits or other fees therefor. Landlord shall have the option of requiring Tenant to install its own meter(s), at Tenant's expense. Otherwise, Tenant shall pay its pro rata share of utilities or services which are jointly metered or furnished based upon the square footage of the building(s) within the Complex being serviced. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility services and Tenant shall not be entitled to terminate this Lease as a result of such failure or interruption.

     B.   Common Area Maintenance Costs:

          (i) Landlord's Duty to Maintain Common Areas: Definition of Common Area Maintenance Costs: During the term of this Lease, Landlord shall keep or cause the common areas to be kept in a neat, clean and orderly condition, properly lighted and landscaped, and shall be charged and prorated in the manner stated below. It is understood and agreed that the term "common area maintenance costs" shall mean all sums expended by Landlord for payment of all work, deemed necessary by Landlord for the management, operation, maintenance, replacement and repair of the Complex and its common areas, including, without limitation, the following: water, sewage service, pest control, trash collection, painting; janitorial services; maintenance, repair and replacement when necessary of sidewalks, curbs, bumpers, signs, planting and landscaping, and lighting and other utilities; resurfacing, restriping, cleaning and sweeping the parking areas: operation, maintenance and repair of any common fire protection systems, automatic sprinkler systems and storm drainage systems: personnel to implement such services including, without limitation, the cost of security guards; police and fire protection services; any taxes and assessments imposed by governmental agencies: costs of utility services for common areas; depreciation on maintenance and operating machinery and equipment, if owned, and rental paid for such machinery and equipment if rented: public liability and property damage insurance on the common areas: all wage and labor costs (including salaries, wages, payroll and similar taxes, Social Security taxes, unemployment insurance costs, workers' compensation and other insurance and medical and other benefits) applicable to persons engaged in the management, operation, maintenance, replacement and repair of the common areas; fuel; supplies for the provision of the foregoing services: and the cost of capital improvements (amortized in accordance with generally accepted accounting principles together with interest at the annual rate of two (2) percentage points in excess of the reference rate being quoted by the Bank of America, N.T. & S.A. on the unamortized portion of such cost) made after the date of this Lease which reduce other items of common area maintenance costs or are required under any governmental law or regulation that was not applicable to the building or complex at the time it was constructed. Landlord may cause any of such services or items to be provided by an independent contractor or contractors.

          (ii) Time and Method of Payment: Tenant shall pay its proportionate share of common area maintenance costs as follows:

               (b) Within ninety (90) days after the end of each calendar year, Landlord shall furnish Tenant with a statement covering the calendar year just expired, certified as correct by Landlord, showing the total of the common area maintenance costs, the amount of Tenant's share of same for each calendar year, and the payments made by Tenant with respect to such calendar year. If Tenant's share of said costs exceed Tenant's payments so made, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of said statement. If said payments exceed Tenant's share of same, Landlord shall credit the excess against payments thereafter due to Landlord under subparagraph B(ii)(a). If the Lease expires or terminates prior to the date that the actual common area maintenance costs are determined, Landlord shall, as soon as is practicable after such common area maintenance costs are determined, notify Tenant in writing of any adjustment and any additional amount by Tenant or refund by Landlord shall be paid within ten (10) days after receipt of such notice.

          (iii) Tenant's Proportionate Share Defined: Tenant's "proportionate share of common area maintenance costs" shall mean the product which results by multiplying the total of said costs by a fraction, the numerator of which is the area of the Premises and the denominator of which is the total area of the buildings contained within the Complex which are from time to time occupied and open for business as of each calendar quarter.

6.1  REPAIR AND MAINTENANCE:

     A. Tenant's Duty to Maintain the Premises: Throughout the Lease Term, Tenant shall keep the Premises, including all improvements constructed by Tenant therein, in good, clean and sanitary order, condition and repair, reasonable wear and tear excepted, including, without limitation, the interior surface of exterior walls: all windows, doors, door frames, and door closures; all plate glass, storefronts and showcases: all carpeting and other floor covering; all electrical equipment; and all plumbing systems, excluding fire sprinkler systems, if any, installed therein. Tenant shall as necessary, or when required by governmental authority, make modifications or replacements for any of the items specified in the preceding sentence. Tenant waives the right to make repairs at Landlord's expense under the provisions of any laws permitting repairs by a tenant at the expense of the landlord because Landlord and Tenant have made specific provisions in this Lease for such repairs and have defined respective obligations relating thereto.

     B.   Landlord's Option to Make Neglected Repairs or to Maintain the
Premises: If Tenant refuses or neglects to make repairs to and/or maintain the Premises, or any part thereof, in a manner reasonably satisfactory to Landlord, Landlord shall have the right, but shall not be obligated, to enter upon the Premises or any part thereof and cause such repairs or maintenance to be made on behalf of and for the account of Tenant. In such event, such work shall be paid for by Tenant as additional rent promptly upon demand, together with interest thereon at the reference rate then being charged by the Bank of America N.T. & S.A. plus four percent (4%) per annum.

     C. Landlord's Duty to Maintain and Repair Foundations, Exterior Walls, Roof, Fire Sprinkler System and Landlord's HVAC Equipment: Landlord shall keep in good working order, condition and repair the foundations, exterior walls (excluding the interior of all walls and the exterior or interior on any windows, doors, plate glass and display windows), roof (excluding interior ceiling), fire sprinkler systems (if any) and Landlord's HVAC (heating, ventilation and air conditioning) equipment (if any) of or in the Premises, except for any damage thereto caused by any act negligence or omission of Tenant (excluding reasonable wear and tear), and except for any structural alterations or improvements required by any governmental agency by reason of Tenant's use and occupancy of the Premises, and provided Landlord shall be exempt from any liability, injury or damage with respect to the roof, fire sprinkler system and HVAC equipment. The term "Landlord's HVAC equipment" as used in this Paragraph 6.1, shall mean and include all HVAC equipment servicing the Premises as of the Commencement Date of this Lease. Tenant expressly agrees that it will not enter nor permit its employees, agents, customers, servants or invitees to enter upon the roof of the Premises without the prior written consent of Landlord.

6.2  CONDITION OF THE PREMISES:

     A. At Commencement Date or on Early Possession: Tenant acknowledges that neither Landlord nor its agents have made any promise to alter, remodel or improve the Premises or the building or any other improvement thereon, except as expressly provided in a written rider, addendum or amendment to this Lease. Tenant acknowledges neither Landlord nor its agents have made any representation or warranty with respect to the condition of the Premises or the building or any other improvement thereon. Tenant's taking possession of the Premises shall conclusively establish that the Premises and the building and other improvements located thereon were, at such time, taken by Tenant "as is" and Tenant hereby waives any claims which may hereafter arise against

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Landlord resulting from the condition of the Premises or any improvement thereon. Except as otherwise provided in this Lease, Tenant shall only maintain on the Premises such furniture, furnishings, equipment and other property as may be required to use the Premises for the purposes described in Paragraph 1.1, subparagraph G.

     B.   Removal of Personal Property and Trade Fixtures at Expiration or
Termination: Any such property of Tenant may be sold, encumbered, replaced or removed from the Premises at any time by Tenant provided, however, that upon expiration or earlier termination of this Lease, Tenant agrees to remove any such property from the Premises if so directed by Landlord, and provided further that Tenant shall repair any and all damage to the Premises or building resulting from the removal of any of Tenant's property after expiration or termination of the Lease.

     C. At Expiration or on Termination of the Lease: Upon the expiration or other termination of this Lease, Tenant shall surrender the Premises to Landlord broom clean in a good state of repair and in the same configuration and at least as good condition as when received, subject to the provisions of Paragraphs 6.1,
6.2 and 10.1 of this Lease, and Tenant shall remove all its property as directed
by Landlord.   Any and all alterations, improvements, changes or repairs to the
Premises and all electrical, plumbing, sewage, and other mechanical systems on or in the Premises or the building and other improvements forming a part thereof, exclusive of Tenant's trade fixtures, shall be surrendered with the Premises upon termination of this Lease in good and working order, reasonable wear and tear excepted. Any property left on or in the Premises upon expiration or other termination of this Lease may, at Landlord's option, either be deemed abandoned and, at Landlord's option, be disposed of or be placed in storage in a public warehouse in the name of, for the account of and at the sole expense and risk of Tenant, but Tenant shall remain liable to Landlord for any and all damages to the Premises caused by removal of Tenant's property and for any or all costs and expenses paid or incurred by Landlord in connection with the foregoing. Tenant hereby agrees to release, indemnify, hold harmless, protect and defend Landlord from any and all loss, cost, damage and expense, including attorneys' fees arising out of any damage to or loss of any property left by Tenant upon the Premises upon the expiration or other termination of this Lease and with respect to any and all claims and liability relating to such property.

7.1 SECURITY DEPOSIT: Landlord shall hold the security deposit described in Paragraph 1.1, subparagraph F as security for Tenant's performance of its respective obligations, covenants and conditions under this Lease. The security deposit shall be increased at the same time(s) and in the same proportion(s) as the minimum monthly rent increases under Paragraph 1.1, subparagraph C(ii) or C(iii). Tenant shall deposit with the Landlord the amount of such increase on the same date as the first respective installment of increased minimum monthly rent is due. If Tenant defaults in the performace of its obligations, covenants and conditions under the Lease, Landlord may use the security deposit, or any portion of it, to cure the default or to compensate Landlord for all damage sustained by Landlord resulting from Tenant's default. If any portion of the security deposit is so used, Tenant shall deposit cash with Landlord in an amount sufficient to restore the security deposit to the full amount stated above, as previously adjusted, within five (5) days after Landlord has demanded such replenishment. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the security deposit to Tenant within thirty (30) days after expiration or termination of this Lease subject to the conditions that Tenant has surrendered possession of the Premises to Landlord free of any subtenants or other persons claiming possession or right to occupy the Premises and Tenant has performed all of its obligations under this Lease, Landlord will commingle the security deposit with Landlord's general and other funds and shall not be required to pay interest on the security deposit. No trust relationship is created herein between Landlord and Tenant with respect to the security deposit. The use of the security deposit by Landlord in the manner stated above shall not limit or restrict Landlord from exercising any other rights or remedies provided to Landlord under this Lease or under law or equity if Tenant defaults. If Landlord sells or otherwise transfers the Premises or any interest in this Lease, Landlord may assign the security deposit to the purchaser or other transferee thereof and if Landlord makes such assignment Landlord shall no longer be liable to Tenant and Tenant shall look solely to such purchaser or other transferee for the return of the security deposit. Tenant shall not assign or encumber its contingent rights to the return of the security deposit.

8.1 USE: Tenant shall not use or permit the Premises to be used for any other purpose than that stated in Paragraph 1.1, subparagraph G without the prior written consent of Landlord. Tenant expressly acknowledges that Landlord or its agents have not made any representations as to the suitability of the Premises for the use stated above and Tenant has been advised by Landlord or its agents to make its own independent determination as to the suitability of the Premises to the stated use, and any related zoning or other laws, ordinances, regulations and directives or any applicable covenants, conditions and restrictions affecting the Premises which may limit or restrict the stated use. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises were at such time in a satisfactory condition. Tenant shall not commit, or permit to be committed, any waste upon the Premises, or any nuisance or other act in violation of public policy. Further, Tenant shall not commit, or suffer to be committed, anything which would subject the Landlord to responsibility or liability for injury or damage to any person or property or which would invalidate or increase the cost of any insurance coverage described in this Lease. Tenant shall comply with all rules, regulations, orders and requirements of Landlord's then current insurance carrier(s) with respect to the use of the Premises and necessary for maintaining reasonable insurance coverage of the types specified in this Lease. Tenant shall not do or permit anything to be done in, or about the Premises or the Complex which will in any way obstruct or interfere with the rights of other tenants or occupants of the Complex, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose.


     A. No Exterior Storage: Tenant shall not store or permit to be stored on the Premises, other than within the building which is the principal building located on the Premises in the case of a free-standing building or within the Premises in the case where the Premises is a part of a multi-tenant structure, any goods, machinery, merchandise, equipment or other property or materials unless such exterior storage is specifically provided for by rider, addendum or other amendment to this Lease and only is such exterior storage is permitted by law, ordinance, rule or regulation of all applicable governing authorities having jurisdiction over the Premises.

     B. Dust and Fume Control: No wood shaping or spraying material processes will be performed on any part of the Premises except in an environment controlled by appropriately designed and installed air-handling equipment which shall be maintained and operated at all times during the Lease term as required to prevent hazardous accumulations of wood and chemical pollutants in the atmosphere within the Premises, and all equipment installations required to comply with this subparagraph B shall be commenced, performed and completed promptly after the commencement date. Tenant warrants to Landlord that such installation shall be made in correctly designed facilities and in a workmanlike manner.

     C. Hazardous Materials: Tenant shall not, without first obtaining Landlord's written consent, bring or allow to be brought upon or about the Premises or the Complex any substance which is regulated as a toxic waste or hazardous material under any law or regulation of any governmental authority (including, without limitation, any toxic or hazardous substance, material or waste listed from time to time in the United States Department of Transportation Table (49 CFR 172.101) or by the Environmental Protection Agency as a hazardous substance (40 CFR, Part 302) ("Hazardous Materials)."

9.1 LAW COMPLIANCE: Tenant shall comply with all applicable covenants, conditions and restrictions now or hereafter affecting the Premises or the Complex, with all laws, ordinances, regulations, directives and requirements of all government authorities having jurisdiction over the Premises or the Complex (including, without limitation, those relating to health, safety, noise, environmental protection, waste disposal, water and air quality, and the use, storage and disposal of Hazardous Materials) and with the certificate of occupancy for the Premises or the Complex and shall not permit anything to be done on the Premises or within the Complex in violation thereof. Upon written demand, Tenant shall discontinue any use of the Premises in violation of any covenants, conditions and restrictions, or of any law, ordinance, regulation or governmental directive or of the certificate of occupancy.

10.1 ALTERATIONS AND REPAIRS:

     A. Landlord's Consent Required: Conditions of Consent: Tenant shall not make or cause to be made any exterior, interior, structural, electrical, ventilation, air conditioning or other type of alterations, improvements, additions, changes or repairs in or to the Premises, without Landlord's prior written consent. Landlord may arbitrarily withhold consent to any alteration or improvement which affects, or is visible from, the exterior of the Premises or any building located within the Premises or any building of which the Premises forms a part or which affects the structural components of the Premises or any building located within the Premises or any building of which the Premises forms a part. As to all other types of alterations, improvements, additions, changes or repairs to the Premises, Landlord's consent shall not be unreasonably withheld. However, as a condition to granting its consent, Landlord may impose reasonable requirements including, without limitation, requirements as to the manner and time for the performance of any such work and the type and amount of insurance and bonds Tenant must acquire and maintain in connection therewith and the requirement that Tenant deposit with Landlord additional security deposit(s) sufficient to defray the costs of restoration of the Premises to the same configuration and at least as good condition as existed prior to the installation of the proposed improvements, alterations, additions, or changes. At the completion of such work, Tenant shall deliver to Landlord the "as-built" plans and specifications and a certificate from Tenant's architect or engineer stating that the work has been completed in full compliance with such plans and specifications, such certificate to be in form and substance reasonably satisfactory to Landlord. In addition, at Landlord's option, Landlord shall have the right: to approve the contractors or mechanics performing the work; to approve all plans and specifications relating to the work; to review the work of Tenant's architects, engineers, contractors or mechanics and to control any construction or other activities being undertaken in connection with the Premises, with Landlord to be reimbursed for any costs incurred in connection with such review and/or control; and to order reasonable changes in the work in instances in which materials or workmanship is defective or not in accordance with plans or specifications previously approved by Landlord. Tenant shall provide and pay for all alterations, improvements, additions, changes or repairs to the Premises at Tenant's sole expense, except as expressly provided in a rider, addendum or amendment to this Lease. Except for trade fixtures regularly used in Tenant's business, all improvements, alterations, additions, changes or repairs to the Premises shall become the property of Landlord at the time such items are installed and attached to the Premises and shall be surrendered with the Premises in good and working order or condition upon termination of this Lease. However, Landlord may, by written notice to Tenant given at least thirty (30) days prior to termination of this Lease, require Tenant to remove any or all improvements, alterations, additions, or fixtures installed or made by Tenant on or to the Premises and to repair any damages to the Premises caused by such removal.

     B. Tenant's Duty to Repair: All damage or injury to the Premises or Complex caused by the act or negligence of Tenant or its employees, agents, customers, servants or invitees shall be promptly repaired by Tenant at Tenant's expense and to the satisfaction of Landlord in accordance with this Paragraph 10.1: provided, however, Landlord may, at its option, make or cause to be made any such repairs and may charge Tenant for any costs and expenses paid or incurred, by Landlord in connection therewith. Except as specifically provided in Paragraph 15.1 below, there shall be no reduction in rent payable by Tenant and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations or improvements to any portion of the Premises or the Complex or fixtures and equipment related thereto, and no liability on the part of Landlord for failure to make repairs, alterations or improvements to the Premises or the Complex or any fixtures and equipment related thereto which are necessitated by reason of the act or negligence of any other tenant or occupant of the Complex.

     C. Law Compliance and Improvement Work: All work in connection with any alterations, improvements, changes, additions or repairs in the Premises or the Complex, made for the benefit of Tenant shall be performed in full compliance with all laws, ordinances, regulations, rules and requirements of all governmental entities having jurisdiction and in full compliance with all rules, orders, directions, regulations and requirements of Landlord's then current insurance carrier(s). If there is now or if there shall be installed in the Premises a sprinkler system, and if Landlord's then current insurance carrier(s) or any governmental authority having jurisdiction requires or recommends that any changes, modifications or alterations to the sprinkler system, or requires or recommends additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business or the improvements it has added or the location of partitions, trade fixtures or other contents of the Premises, or if any such changes, modifications, alterations, additions or other equipment become necessary to prevent imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by Landlord's then current insurance carrier(s), Tenant shall, at its own cost, promptly make and supply all such changes, modifications, alterations, additional sprinkler heads or other equipment.

     D. Notices of Nonresponsibilty, Mechanics' Liens and Bonds: Before work is commenced as provided in this Paragraph 10.1, Tenant shall give Landlord at least fifteen (15) days written notice to afford Landlord an opportunity to post appropriate notices of nonresponsibilty. Tenant shall secure at Tenant's own cost, a completion and lien indemnity bond, satisfactory to Landlord, for said work. Any mechanics' liens for work claimed to have been performed for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing of such lien, at Tenant's sole expense. In the event that Tenant does not, within ten
(10) days following the recording of notice of any such lien, cause such lien to be released of record, by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith, including attorneys' fees and court costs shall be payable to Landlord by Tenant on demand with interest at the Maximum rate allowed by law or, if no such maximum rate is prescribed by law, then at the Default Rate, (as defined in Paragraph 19.1, subparagraph C(ii)(h)) from the date such expenses are incurred by Landlord to the date payment is received by Landlord from Tenant. Tenant agrees to indemnity, hold harmless and defend Landlord from any loss, cost, damage or expense, including attorneys' fees, arising out of any such lien claim or out of any other claim relating to work done or materials supplied to the Premises at Tenant's request or on Tenant's behalf.

11.1 SIGNS: No signs shall be installed on or about the Premises without Landlord's prior written approval. The installation and maintenance of any and all signs by or on behalf of Tenant shall be in full compliance with all applicable laws, ordinances, regulations, rules and orders of any governmental authority having jurisdiction, and Tenant shall obtain all necessary licenses and permits in connection therewith. Tenant shall install and promptly repair, maintain and service all such signs in accordance with proper techniques and procedures, and shall indemnity, hold harmless and defend Landlord from all loss, cost, damage or expense, including attorneys' fees arising out of any claim relating to the installation, existence, operation, maintenance, repair, removal or condition of any such sign. On or before the termination of this Lease, Tenant shall, at its sole expense, remove all such signs in a manner satisfactory to Landlord and shall immediately repair, at Tenant's sole expense, any injury or damage caused by removal. All costs and expenses relating to all such signs shall be borne solely by Tenant.

12.1 INDEMNIFICATION: Tenant agrees to indemnity, hold harmless, defend and protect Landlord and its shareholders, partners, directors, officers, agents and employees from any loss, cost, damage, liability or expense (including, without limitation, attorneys' fees and legal costs) arising out of or related to any claim, suit or judgment brought by or in favor of any person(s) for damage, loss or expense (including, without limitation, bodily injury, including death, or property damage) which is occasioned by or in any way attributable to or arising out of the use or occupancy of the Premises or the acts or omissions of Tenant or its employees, agents, customers, servants or invitees or the breach or default by Tenant of any of its obligations under this Lease, including, without limitation, the provisions set forth in Paragraph 8.1 and Paragraph 9.1 above. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean up, remedial removal or restoration work required by any federal, state or local government agency because of Hazardous Materials present in the soil or ground water on or under the Premises. However, Tenant shall not be responsible for damage, loss or expense caused by the sole negligence or willful misconduct of Landlord or its agents or employees. Tenant's obligations under this Paragraph 12.1 shall expressly survive the termination of this Lease.
Landlord shall not be liable for, and is released by Tenant with respect to, any damage, loss or expense occurring on or about the Premises during the Lease term unless caused by the sole negligence or willful misconduct of Landlord or its agents or employees. The limits of any insurance required to be maintained by Landlord or Tenant, as provided in Paragraph 13.1 of this Lease, shall not be deemed to limit Tenant's obligations under this Paragraph
12.1 or under any other provision of this Lease. Neither Landlord not its agents or employees shall be liable for any damage to property resulting from fire, earthquake or earth movement, explosion, falling glass or other materials, steam, gas, electricity, water or rain which may leak from any part of the building or other improvements forming a part of the Premises or of which the Premises is a part, or from the pipes, appliances or plumbing works therein, or from the roof, street or subsurface thereof or from any other place or resulting from dampness or any other cause whatsoever, unless caused by or due to the sole negligence or willful misconduct of Landlord, its agents or employees. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments. Landlord shall not be liable for any latent defect in the Premises or the building or other improvements forming a part thereof or of which the Premises is a part. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or the building or of defects therein or in the fixtures or equipment related thereto.

13.1 INSURANCE REQUIRED TO BE OBTAINED BY TENANT:

     A. Public Liability Insurance: At all times during the Lease term, Tenant shall maintain in full force comprehensive public liability insurance as may be generally available from insurance companies of the type described below with limits of not less than those required in Paragraph 1.1. subparagraph 1 and such policy(ies) shall name Landlord and Landlord's managing agent as additional insureds. The term of such insurance policy may be for such period as shall be designated by Tenant; provided, however, that within thirty (30) days prior to the expiration of such policy, Tenant shall procure another policy of said insurance so that, throughout the entire Lease term Landlord and Landlord's managing agent shall always be additional insureds under policies with insurance coverages of the type specified. The policy limits shall never be decreased, but shall be reasonably increased in accordance with increases, if any, necessary to maintain policy limits from time to time customary and usual for premises of the similar type, size and use as the Premises in the city and county where the Premises is located. Increases in the policy limits shall not be required more frequently than once a year.

     B.   Insurance on Tenant's Personal Property, Improvements and Alterations:
Tenant at its cost shall maintain on all its personal property, leasehold improvements, and alterations, in, on, or about the Premises, a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements in the amount of the full replacement cost thereof. Landlord shall in no way be liable for damage to Tenant's personal property, alterations and improvements.

     C. Plate Glass Insurance: Tenant at its cost shall maintain full coverage plate glass insurance on the Premises.

     D. General Requirements: All the insurance required of Tenant under this Lease shall (i) be issued by insurance companies authorized to issue the relevant insurance and to do business in Colorado with at least an "A", class X rating, as rated in the most recent edition of Best's Rating Guide, (ii) be issued as a primary policy but may include umbrella policies, (iii) contain an endorsement requiring thirty (30) days written notice from the insurance company to Landlord, Tenant and Landlord's lender, if any, before cancellation or change in the coverage, scope, or amount of any policy and (iv) shall name Landlord and Landlord's managing agent (and at Landlord's option, the holder of any mortgage or deed of trust affecting the Premises) as additional insureds. Each policy or a certificate thereof shall be deposited with the Landlord on or before the commencement of the term, and on renewal of the policy not less than twenty (20) days before expiration of the term of the policy.

14.1 WAIVER OF SUBROGATION: Landlord and Tenant mutually waive any and all rights of recovery against each other and each of their respective officers, employees, agents and representatives for loss of or damage to the other or its property or the property of others under its control, arising from any cause insured against but only to the extent of such insurance, exclusive of any deductible amount and any amount in excess of policy limits, under any policy of insurance carried by such waiving party. Tenant shall obtain and furnish evidence to Landlord of the waiver by Tenant's insurance carriers of any right of subrogation against Landlord.

15.1 DAMAGE OR DESTRUCTION:

     A. Landlord's Duty to Restore When the Premises is Destroyed: If, during the term, the building or other improvements located on the Premises or the building and other improvements in which the Premises is located are totally or partially destroyed from any cause covered by Landlord's Property Insurance described in Paragraph 4.2 subparagraph B(ii)(a), rendering the Premises totally or partially inaccessible or unusable, Landlord shall restore the building or other improvements located on the Premises or the building and other improvements in which the Premises is located to substantially the same condition as they were in immediately before the destruction, if the restoration can be made under the existing laws and can be completed within 180 days after the date of destruction. Such destruction shall not terminate this Lease. If the restoration cannot be made within said 180 days, then within 10 days after the parties determine that the restoration cannot be made within said period, either party can elect to terminate this Lease immediately by giving written notice to the other. If, during the term, the building or other improvements located on the Premises or the building and other improvements in which the Premises is located are totally or partially destroyed from a risk not covered by Landlord's Property insurance described in Paragraph 4.2 subparagraph B(ii)(a) rendering the Premises totally or partially inaccessible or unusable, Landlord shall have the sole, exclusive and conclusive option and right to restore the building or other improvements located on the Premises or the building and other improvements in which the Premises is located to substantially the same condition as they were in immediately before destruction, if the restoration can be made under the existing laws and can be completed within 180 days after the date of destruction. Such destruction shall not terminate this Lease. If the existing laws do not permit the restoration, either party can terminate the Lease immediately by giving written notice to the other party. If the restoration can be made within 180 days after the date of destruction, Landlord must elect either to terminate this Lease or to restore the building or other improvements located on the Premises or the building and other improvements in which the Premises is located by giving notice to Tenant within 10 days after determining the restoration can be completed within said 180 days after the date of destruction. However, if Landlord elects to so terminate this Lease, Tenant may elect to pay for the cost of such restoration and override Landlord's election to terminate by providing Landlord notice of Tenant's election to pay for such restoration accompanied by payment of the estimated costs of such restoration with 10 days after Tenant's receipt of Landlord's notice to terminate Tenant's right to pay for such restoration and override Landlord's election to terminate the Lease can be exercised only if restoration can be completed within said 180 day period and 180 day period remains within the term of this Lease. If Landlord elects to terminate this Lease and Tenant does not elect to pay for the costs of restoration, this Lease shall terminate on the 10th day after Landlord notifies Tenant of its intention to so terminate.

     B. Extent of Landlord's Obligation to Restore: If Landlord is required or elects to restore the Premises as provided in this Paragraph 15.1, Landlord shall not be required to restore alterations and improvements made by Tenant, Tenant's trade fixtures and Tenant's personal property, such excluded items being the sole responsibility of Tenant to restore any and all common area maintenance costs.

     C. Abatement or Reduction of Rent: In the case of destruction, and such destruction is not caused by the negligence of Tenant, its employees, agents, customers, servants or invitees, there shall be an abatement or reduction of minimum monthly rent only between the date of destruction and the date of substantial completion of restoration, based on the extent to which the destruction interferes with Tenant's use of the Premises.


     D. Loss During the Last Part of the Term: If destruction of the type specified in this Paragraph 15.1 occurs during the last year of the term, Landlord can terminate this Lease by giving written notice to Tenant no later than 15 days after the date of destruction. However, if Tenant has been granted an option to extend the term of the Lease by rider, amendment or addendum to this Lease, and the time within which the option can be exercised has not expired, and Tenant exercises the option to extend the term as provided in said rider, amendment or addendum, then Landlord shall restore the Premises subject to the provisions stated in this paragraph 15.1.

     E.   Waivers:   Tenant hereby waives all rights under any statute or law of the State of Colorado, currently existing or hereinafter enacted or promulgated, authorizing a tenant to make repairs at the expense of a landlord or to terminate a lease upon the complete or partial destruction of the premises; provided, however, that such waivers are not intended to limit or impair any express rights or privileges which may have been granted to Tenant in this Lease.

* , and subject to Tenant's right to reaffirm its interests in Premises and this Lease as defined in this Paragraph 16.1C


16.1 ASSIGNMENT AND SUBLETTING:

     A. Restrictions and Conditions: tenant shall not, either voluntarily or by operation of law, directly or indirectly, sell, assign, transfer or hypothecate this Lease or sublet the Premises, or any part thereof, or permit the Premises, or any part thereof, to be occupied by anyone other than Tenant or Tenant's employees without prior written consent of Landlord in each instance. A transfer of stock control in Tenant, if Tenant is a corporation, or the transfer of any partnership interest in Tenant, if Tenant is a partnership, shall be deemed an act of assignment hereunder. Subject to the provisions of subparagraphs B, C and D of this Paragraph 16.1. Landlord's consent to assignment or subletting (subject to the procedures set forth in subparagraph A of this Paragraph 16.1) shall not be unreasonably withheld, provided the proposed assignee or subtenant (i) is satisfactory to Landlord as to credit, character and professional standing, (ii) will meet any other tenant requirements then generally imposed by Landlord with respect to new tenants of the Complex, or for the Premises, (iii) will use the Premises for purposes which are reasonably acceptable to Landlord and which will not conflict with any use or zoning restriction, not increase the burdens on the facilities and equipment servicing the Premises and not conflict with any other commitments which Landlord has theretofore made to other tenants in the Complex and (iv) will not use any part of the Premises for the generation, storage, use or disposal of any Hazardous Material. Landlord may, however, withhold such consent if, in Landlord's reasonable judgment, the occupancy of the proposed assignee or subtenant will tend to impair the character or dignity of the building or impose any additional burden upon Landlord in the operation of the building. Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Paragraph 16.1 shall be void and shall, at the option of Landlord, terminate this Lease. The consent by Landlord to an assignment or subletting shall not be construed as relieving Tenant from obtaining the express prior written consent of Landlord to any further assignment or subletting or as releasing Tenant from any liability or obligation hereunder, whether or not then accrued. Tenant agrees that in no event will it attempt to assign or sublet to any existing tenant or subtenant of the Complex.

     B. Notice and Documentation: As conditions precedent to any assignment of the whole of Tenant's interest in this Lease or the subletting by Tenant of the whole or any part of the Premises, (i) at least thirty (30) days prior to any proposed assignment or subletting. Tenant shall submit to Landlord a statement containing (a) the name and address of the proposed assignee or subtenant; (b) a current financial statement of the proposed assignee or subtenant containing therein bank and other credit references; (c) the specific type of use proposed for the Premises; and (d) all of the principal terms and conditions of the proposed assignment or subletting including, without limitation, the proposed commencement and expiration dates of the term thereof and the amount of rent to be payable by the assignee or subtenant and a floor plan delineating the proposed, assigned or sublet area; and (ii) Tenant shall deliver to Landlord an original assignment or sublease executed by Tenant and the proposed assignee or subtenant on a form approved by Landlord which shall expressly provide (a) for the assumption by such proposed assignee or subtenant of all of Tenant's obligations under the terms of this Lease; (b) that Tenant shall indemnify and hold Landlord harmless from any and all claims, obligations and liabilities (including reasonable attorneys' fees) arising from such assignee's or subtenant's occupancy and use of the Premises, or any portion thereof, whether such claim, obligation or liability arises from such assignee's or subtenant's conduct, activity, work or any other matter in, on or about the Premises and/or the building; (c) that Tenant shall further indemnify and hold Landlord harmless from any costs, obligations or liabilities (including reasonable attorneys' fees) arising from any act or negligence of such assignee or subtenant, or any employee, agent, customer, servant or invitee of such assignee or subtenant, and from any claim, action or proceeding brought thereon; (d) that in no event shall Tenant, by reason of Landlord's approval of the assignment or sublease, be deemed relieved from any obligation or liability under the Lease, including, without limitation, the obligation to obtain Landlord's consent to any further assignment or subletting; and (e) that such proposed assignment or subletting shall not be deemed effective for any purpose unless and until Landlord's written consent thereto is obtained. Tenant shall reimburse Landlord for all costs incurred by Landlord in connection with its review and consideration of any proposed assignment, transfer, mortgage, pledge, encumbrance or hypothecation of the Lease or subletting of the Premises, or any part thereof, including, without limitation, reasonable attorneys' fees.

     C. Right of Recapture: In lieu of giving or withholding its consent to any proposed subletting or assignment, Landlord shall have the following right to recapture the Premises and shall thereafter be free to lease the area subject to the proposed assignment or sublease directly to the proposed assignee or sublessee or any other person without such act being construed to
(1) unreasonably interfere with Tenant's contractual relations, (2) constitute unfair competition or (3) otherwise create any claim or cause of action in favor of Tenant.* In lieu of consenting or not consenting, Landlord may within thirty (30) days after Landlord has received all of the documentation described in subparagraph B of this Article 16.1, at its option, (i) in the case of the proposed assignment or subletting of Tenant's entire leasehold interest, terminate Tenant's lease in its entirety, or (ii) terminate Tenant's lease as to that portion of the Premises which Tenant has proposed to sublet.** In the event Landlord elects to terminate this Lease pursuant to clause (ii) above. Tenant's obligations as to rent shall be reduced in the same proportion that the rentable area of the portion of the Premises taken by the proposed assignee or subtenant bears to the total rentable area of the Premises. The reservation of Landlord's right of recapture is a critically important economic right in favor of Landlord which has been expressly negotiated between the parties and which requires the release of liability on the part of Tenant for any obligations with respect to the area subject to the proposed sublease or assignment.

     D. Landlords Right to Profit: In the event of any assignment or sublease approved by Landlord of all or any portion of the Premises, where the rent reserved in the assignment or sublease exceeds the rent or pro rata portion of the rent, as the case may be, for such space reserved in this Lease. Tenant shall pay to Landlord monthly, as additional rent, at the same time as the monthly installments of rent required hereunder, seventy five percent (75%) of the excess of the rent reserved in the assignment or sublease, over the rent reserved in the Lease, applicable to the assigned or subleased space. Landlord's right to any such profit payable by the approved assignee or sublessee is a critically important economic right in favor of Landlord which has been expressly negotiated between the parties in contemplation of and in consideration for the specific minimum monthly rent negotiated between the parties and specified in this Lease. Such minimum monthly rent has been set with the specific intent that Landlord alone is entitled to what is commonly known as the appreciation in the equity value of the Lease and that the minimum monthly rent would have been established at a higher rate had the parties negotiated for any sharing in such appreciated equity value, if any.

17.1 CONDEMNATION: If the whole of the Premises or so much thereof as to render the balance of the Premises unusable by Tenant, shall be taken or condemned by any authority under power of eminent domain or any similar power for any public or quasi-public use or purpose or shall be transferred by agreement in connection with such public or quasi-public use or purpose with or without a condemnation action or proceeding being instituted, this Lease shall terminate as of the date of such taking or condemnation. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in connection with such taking or condemnation, together with any and all rights of Tenant now or hereafter arising with respect to all or part of such award or any proceedings relating thereto; provided, however, that Landlord shall have no interest in any award separately made to Tenant for the interruption of or damage to Tenant's business, or its trade figures, equipment or movable furniture, so long as such award does not diminish the award made to Landlord. In the event that any such taking or condemnation is temporary or is partial and does not render the balance of the Premises unusable by Tenant, this Lease shall not terminate but the rent and other charges payable to Landlord by Tenant shall be equitably abated for the remainder of the Lease term, which abatement, in the case of a temporary taking, shall be limited to the amount of the award. As used in the preceding sentence, a condemnation or taking shall be deemed temporary if it is for a period of six (6) months or less. Each party waives all rights, if any, under Colorado law or statute which would allow either party to terminate this Lease by seeking an Order or other relief from a court having jurisdiction hereover.

18.1 TAXES ON PERSONAL PROPERTY: Tenant shall pay all taxes assessed against or levied upon fixtures, furnishings, equipment and all personal property owned or possessed by Tenant and located on the Premises prior to delinquency. When reasonably possible, Tenant shall cause such fixtures, furnishings, equipment and other personal property to be assessed and billed to Tenant separately from the real property of which the Premises forms a part. If any or all of such fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the real property. Tenant shall pay to Landlord its share of such taxes within fifteen (15) days prior to delinquency. Tax bills for such taxes shall be provided by Landlord to Tenant not later than thirty (30) days prior to the delinquency date therefor. Any amounts due hereunder shall be deemed additional rent payable to Landlord.

** provided, however, Tenant shall have ten (10) days after receipt of Landlord's notice of its intent to exercise its rights under this Paragraph 16.1C to notify Landlord that Tenant elects, at Tenant's sole option, to reaffirm Tenant's interest in the Premises and this Lease. If tenants fail to reaffirm, Tenant shall have forfeited its right to reaffirm and this Lease shall terminate.

19.1 DEFAULTS AND REMEDIES:

     A. Events of Default: The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant.

          (i) Failure to pay rent as such term is defined in Paragraph 4.1, subparagraph A, when due.

          (ii) Abandonment and vacation of the Premises. Failure to occupy and operate Tenant's business at the Premises for ten (10) consecutive days shall be deemed an abandonment and vacation of the Premises.

          (iii) Failure to perform any other provision of this Lease if the failure to perform is not cured within ten (10) days after written notice has been given to Tenant. If the default cannot reasonably be cured within ten (1) days. Tenant shall not be in default of the Lease if Tenant commences to cure the default within the ten-day period and diligently and in good faith continues to cure the default to completion. The ten-day notice described in this subparagraph (iii) for default other than the payment of rent is in lieu of, and not in addition to, any notice required under Colorado law.

          (iv) The making by Tenant of any general assignment for the benefit of creditors, the filing by or against Tenant of a petition under any federal or state bankruptcy or insolvency laws (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days after filing); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets at the Premises or Tenant's interest in this Lease or the Premises, when possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other seizure of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease or the Premises, if such seizure is not discharged within thirty (30) days.

     B. Notices: Notices given under Paragraph 19.1 shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the rent that is in arrears, as the case may be, within the applicable time period, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.

     C. Landlord's Remedies: Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law or equity.

          (i) Landlord's Election to Retake Possession Without Termination of
Lease: Landlord may retake possession of the Premises and shall have the right, but not the obligation, without being deemed to have accepted a surrender thereof, and without terminating this Lease, to relet the same for the remainder of the Term of the Lease upon terms and conditions satisfactory to Landlord; and if the rent received through such reletting does not at least equal the Minimum Monthly Rent and Additional Rent, Tenant shall pay and satisfy any deficiency between the amount of rent so provided in this Lease and the rent received through reletting the Premises; and, in addition, Tenant shall pay all reasonable expenses incurred in connection with any such reletting, including, but not limited to, the cost of renovating, altering and decorating for any occupant and leasing commissions paid to any real estate broker or agent, and attorney's fees incurred. In no event shall Tenant be entitled to receive or have any obligation abated or offset for any rent received by Landlord in excess of the rent so provided in this Lease.

          (ii) Landlord's Election to Terminate Lease: Landlord may terminate the Lease and forthwith repossess the Premises and be entitled to recover as damages a sum of money equal to the total of the following amounts:

               (a) The unpaid Minimum Monthly Rent and Additional Rent earned at the time of termination, plus interest thereon at the Default Rate from the due date;

               (b) The balance of the Minimum Monthly Rent for the remainder of the Term of the Lease less the reasonable rental value of the Premises if subleased under the terms of this Lease that Tenant so proves;

               (c) Damages for the wrongful withholding of the Premises by Tenant;

               (d) All legal expenses, including attorneys' fees, experts' fees, witness fees, Court costs and other costs incurred in the preparation of any litigation or consultations with counsel or incurred in exercising its rights under the lease;

               (e)  All costs incurred in recovering the Premises;

               (f) All costs incurred by Landlord in restoring the Premises to good order and condition, and altering or preparing the Premises for reletting;

               (g) All commissions incurred by Landlord in reletting the Premises; and

               (h) Any other amount, or other Court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

The default rate of interest is computed by allowing interest at the referenced rate then being charged by the Bank of America, N.T. and S.A. plus four percent (4%) per annum ("Default Rate").

          (iii) Appointment of Receiver: If Tenant is in default of this Lease, Landlord shall have the right to have a receiver appointed to collect rent and conduct Tenant's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

          (iv) Landlord's Right to Cure Tenant's Default: Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by the Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the default rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be additional rent.

          (v) Interest on Unpaid Rent: Rent not paid when due shall bear interest from the date due until paid at the Default Rate.

          (vi) Late Charge. Tenant acknowledges that late payment by Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by an encumbrance covering the Premises. Therefore, if any installment of rent due from Tenant is not received by Landlord within ten (10) days of when due, Tenant shall pay to Landlord an additional sum of 10% of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment of Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord.

          (vii) Non-Waiver. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition of this Lease. Acceptance by Landlord or any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition of the Lease unless otherwise expressly agreed to by Landlord in writing. No payment by Tenant or receipt by Landlord of a lesser amount than the minimum monthly rent or any other amount payable by Tenant and defined as "rent" in Paragraph 4.1, subparagraph A shall be deemed to be other than an account of the earliest outstanding installment of any stipulated amount due. No endorsement or statement on any check or any letter accompanying any check or payment shall be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's rights to recover the balance of any outstanding amounts then due and payable or past due and in arrears under this Lease and without prejudice to any other remedy provided in this Lease. Nothing in this Paragraph 19.1 shall be deemed to affect Landlord's rights to indemnification and other rights provided under Paragraph 12.1 arising out of any act, omission, event or occurrence which took place prior to the termination of the Lease whether a claim relating to such acts, omissions, events or occurrences is made before or after the date of termination of this Lease. The delivery of keys to any employee of Landlord or its agents or employees shall not operate as a termination of this Lease or a surrender of the Premises.

          (viii) Right of Redemption: Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future law in the event of Tenant's eviction or dispossession pursuant to any default under this Lease or in the event of Landlord's obtaining possession of the Premises by reason of Tenant's violation of any of the covenants, conditions or agreements contained herein.

20.1 SUBORDINATION/MORTGAGEE PROTECTION:

     A. Subordination: This Lease is subject and subordinate to all ground or underlying leases, mortgages and deeds of trust which now affect the Premises or which affect any ground or underlying leases and all renewals, extensions, modifications or amendments thereof. This Lease may, at Landlord's option, be made subordinate to any future ground or underlying leases, mortgages or trust deed which may affect the Premises or which may affect the ground or underlying leases provided, however, that the mortgagee or trust deed beneficiary or the lessor in any such ground or underlying lease shall agree to recognize this Lease in the event of foreclosure of Landlord's interest, provided Tenant is not in default. Tenant further agrees to execute and deliver such instruments as may be necessary or proper to effect the foregoing and, if Tenant fails to do so within ten (1) days after written demand therefor, such failure shall be a material breach of this Lease. Notwithstanding anything herein to the contrary, upon request of Landlord, Tenant agrees to execute any appropriate instrument making this Lease and the leasehold estate created herein superior to the lien of any underlying or ground lease, mortgage or dead of trust.

     B. Attornment: If any ground or underlying lease is terminated or deed of trust is foreclosed, this Lease shall not terminate or be terminated by Tenant unless Tenant was specifically named in any termination or a foreclosure judgment or final order. If any such ground or underlying lease is terminated or if any such mortgage or dead of trust is foreclosed, Tenant agrees that Tenant will enter into a new lease covering the Premises for the remainder of the Lease term on the same terms, conditions and rent as stated in this Lease with, and at the election of the holder of any superior lease or, if there is no superior lease in existence, with and at the election of the holder of the fee title to the real property of which the Premises forms a part; or at the request of the aforesaid parties in the order stated, to attorn to them and to execute and deliver at any time and from time to time upon such request any instrument which may be necessary or appropriate to evidence such attornment. Landlord hereby makes no warranties or representations that any attornment which Tenant herein agrees to make will be accepted and recognized by any of the parties to whom such attornment is made.

     C. Mortgage Protection: If Landlord is in default under this Lease, Tenant will accept cure and any default by any holder of any underlying or ground lease or mortgage or deed of trust (the "Holder") whose name and address shall have been furnished to Tenant in writing. Tenant may not terminate this Lease for Landlord's default unless Tenant has given notice thereof to each such Holder and the default is not cured within thirty (30) days thereafter or such greater time as may be reasonably necessary to cure such default. A default which cannot reasonably be cured within said 30-day period shall be deemed cured within said period if work necessary to cure the default is commenced within such time and proceeds diligently thereafter until the default is cured. If any Holder should require, as a condition of any underlying or ground lease, mortgage, or deed of trust, a modification of the provisions of this Lease, Tenant shall approve and execute any such modification promptly after such request, provided no such modification shall relate to the rent payable hereunder, or the length of the term hereof or otherwise materially after the rights or obligations of Tenant hereunder.

21.1 QUIET ENJOYMENT. Landlord covenants that if Tenant shall not be in default in the performance of all the terms, covenants, conditions, provisions and agreements required of Tenant under this Lease, Landlord or anyone claiming by or through Landlord will not disturb Tenant's quiet enjoyment of the Premises, subject, however, to the terms of this Lease and of the ground and underlying leases, mortgages and deeds of trust which may exist from time to time.

22.2 ESTOPPEL CERTIFICATES: Tenant agrees that, at any time and from time to time upon not less than ten (10) days prior notice by Landlord, Tenant will execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the minimum monthly rent, additional rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate. Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant to this Paragraph 22.1 may be relied upon by any prospective purchaser or mortgagee of the Premises or any other person designed by Landlord. Tenant's failure to deliver said statement in the time required shall be conclusive upon Tenant that: (i) the Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent under the Lease; and (iii) no more than one month's rent has been paid in advance.

23.1 LANDLORD'S RESERVED RIGHTS:

     A. Entry by Landlord: Landlord may enter the Premises at all reasonable times with twenty-four (24) hours verbal notice to: inspect the same: exhibit the same to prospective purchasers, lenders or tenants; determine whether Tenant is complying with all of its obligations under this Lease; to post customary "For Sale," "For Lease" and similar types of signs: post notices of nonresponsibility; and make repairs or improvements in or to the Premises or the building as Landlord deems necessary or proper, provided, however, that Landlord shall exercise any such rights so as to cause as little interference to Tenant as is reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenienct to, or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord may have to retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated by Tenant in writing in advance), and Landlord shall have the right to use any and all means by which Landlord may deem proper to open such doors to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any such means, or otherwise, shall not under any circumstances be deemed or construed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from any part of the Premises.

     B. Easements: Landlord shall have the right to grant public utility easements and other rights on, over and under the Premises without any abatement in rent, provided that such rights do not unreasonable interfere with Tenant's business operations on the Premises.

     C. Configuration of Common Area: Landlord shall also have the right at any time to change the number, size, location or arrangement of entrances or passageways, parking areas, landscaped areas, exterior walls, or other common area parts of the Complex.

     D. Name and Address of Complex: Landlord may at any time change the name, number or designation by which the Complex is commonly known, and none of the foregoing shall be deemed an actual or constructive eviction of Tenant, nor shall it entitle Tenant to any reduction of rent or result in any liability of Landlord to Tenant. Tenant hereby agrees that it shall not use the name of the Complex for any purpose other than as the address of the business conducted by Tenant in the Premises without first obtaining the written consent of Landlord.

24.1 LIMITATION OF LIABILITY, TRANSFER OF LANDLORD'S INTEREST:

     A. Limitation of Landlord's Liability: Tenant agrees to look only to the equity of Landlord in the Premises or the Complex and not to Landlord personally with respect to any obligations or payments due or which may become due from Landlord hereunder, and no other property or assets of Landlord or any partner, joint venture, officer, director, shareholder, agent, or employee of Landlord, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's claims under or with respect to this Lease, and no partner, officer, director, shareholder, agent or employee of Landlord shall be personally liable in any manner or to any extent under or in connection with this Lease, if at any time the holder of Landlord's interests hereunder is a partnership or joint venture, a deficit in the capital account of any partner or joint venturer shall not be considered an asset of such partnership or joint venture.

     B. Sale by Landlord: In the event of a sale or conveyance of the Landlord's interest in the Premises of the Complex, Landlord shall thereafter be released from any further liability for any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant; and Tenant agrees thereafter to look solely to the successor in interest of Landlord for the performance of any of Landlord's obligations hereunder. This Lease and Tenant's rights hereunder shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor.

25.1 HOLDOVER TENANCY: If Tenant holds over after expiration of the Lease term, such tenancy shall be from month-to-month only at Landlord's sole, exclusive and conclusive election, and not a renewal hereof or an extension of any further term, and in such case rent shall be payable at the time specified in Paragraph
4.1 and in an amount to be determined by Landlord, but not less than 150% of all sums due and payable under this Lease for the last month of the Lease term, and such monthly rent may be increased upon thirty (30) days prior written notice to Tenant. However, if Landlord has previously notified Tenant at least three (3) days prior to the expiration of the term of this Lease that Landlord shall not permit Tenant to hold over, then if Tenant holds over Tenant shall be considered a trespasser and Landlord may immediately file suit for unlawful detainer without further notice to Tenant. If Landlord permits such holdover, then the month-to-month tenancy shall be subject to every other term, covenant, condition and agreement contained herein. Further, if the Premises is not surrendered at the end of the Lease term, or any renewal or extension thereof, Tenant shall be responsible to Landlord for all damage which Landlord shall suffer by reason thereof, and Tenant shall indemnify, hold harmless and defend Landlord from all claims made by a successor tenant resulting from Landlord's delay in delivering possession of the Premises to such successor tenant.

26.1 NOTICES: All notices which Landlord or Tenant may be required, or may desire, to serve on the other may be served personally, or by registered or certified mail, return receipt requested, postage prepaid, addressed to the Landlord at Landlord's address for notices described in Paragraph 1.1 subparagraph H or to Tenant at Tenant's address described in Paragraph 1.1, subparagraph H or from and after the commencement date, to the Tenant at the Premises whether or not Tenant has departed from, abandoned or vacated the Premises, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing.

27.1 GENERAL PROVISIONS:

     A. Entire Agreement: This Lease and the attached Addendum, if any, consisting of Articles 28.1 through 32.1, inclusive, contain all of the agreements and understandings relating to the leasing of the Premises and the obligations of Landlord and Tenant in connection with such leasing. Landlord has not made, and Tenant is not relying upon, any warranties, or representations, promises or statements made by Landlord or any agent of Landlord, except as expressly set forth herein. This Lease supersedes any and all prior agreements and understandings between Landlord and Tenant and alone expresses the agreement of the parties.

     B. Amendments: This Lease shall not be amended, changed or modified in any way unless in writing executed by Landlord and Tenant. Landlord shall not have waived or released any of its rights hereunder unless in writing executed by Landlord.

     C. Successors: Except as expressly provided herein, the Lease and the obligations of Landlord and Tenant shall bind and benefit the successors and assigns of each of the parties.

     D. Force Majeure: Landlord shall incur no liability to Tenant, and shall not be responsible for any failure to perform any of Landlord's obligations hereunder, if such failure is caused by reason of strike, other labor trouble, governmental rule, regulations, ordinance, statute or interpretation, or by fire, earthquake, civil commotion, or any and all other causes beyond the reasonable control of Landlord. The amount of time for Landlord to perform any of Landlord's obligations shall be extended for the amount of time Landlord is delayed in performing such obligation by reason of such force majeure occurrence.

     E. Survival of Obligations: Any obligations of Tenant accruing prior to the expiration of this Lease shall survive termination of the Lease, and Tenant shall promptly perform all such obligations whether or not the Lease term has expired.

     F. Governing Law: This Lease shall be governed by and construed in accordance with, the laws of the State of Colorado.

     G. Severability: In the event any provision of this Lease is found to be unenforceable, the remainder of this Lease shall not be affected, and any provision found to be invalid shall be enforced to the extent permitted by law. The parties agree that in the event two different interpretations may be given to any provision hereunder, one of which will render the provision unenforceable, and one of which will render the provision enforceable, the interpretation rendering the provision enforceable shall be adopted.

     H. Captions: All captions, headings, titles and numerical references are for convenience only and shall have no effect on the interpretation of this Lease.

     I. Construction: Tenant acknowledges that it has read and reviewed this Lease and that it has had the opportunity to confer with counsel in the negotiation of this Lease. Accordingly, this Lease shall be construed neither for nor against Landlord or Tenant, but shall be given a reasonable interpretation in accordance with the meaning of its terms and the intent of the parties.

     J. Independent Covenants: Each covenant, agreement, obligation or other provision of this Lease to be performed by Tenant are separate and independent covenants of Tenant, and not dependent on any other provision of the Lease.

     K. Number and Gender. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include the appropriate number and gender, as the context may require.

     L. Time is of the Essence: Time is of the essence of this Lease and the performance of all obligations hereunder.

     M. Joint and Several Liability. If Tenant comprises more than one person or entity, or if this Lease is guaranteed by any party, all such persons shall be jointly and severally liable for payment of rents and the performance of Tenants obligations hereunder. As to a tenant which consists of husband and wife, the obligations shall extend individually to their sole and separate property as well as community property.

     N. Attorneys' Fees: If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including, without limitation, any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party the court costs and reasonable attorneys' fees incurred therefor and such expenses shall be paid whether or not such action is prosecuted to judgment. Should Landlord, without fault on Landlord's part, be made a party in any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant (for the purposes of this Paragraph the "Licensee") or for the foreclosure of any lien for labor or material furnished to or for Tenant or any Licensee or otherwise arising out of or resulting from any act or transaction of Tenant or of any Licensee, and Tenant agrees and covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part of either thereof, and to protect, defend and indemnify Landlord as to any and all costs and expenses, including attorneys' fees and court costs, incurred by Landlord in or in connection with such litigation.

     Q. Surrender of Lease: The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

     P. Tenant's Authority: If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms; and at the time of execution of this Lease. Tenant shall, at Landlord's option, deliver to Landlord a certified copy of a resolution of the Board of Directors of siad corporation authorizing or ratifying the execution of this Lease. If Tenant is a partnership and less than all partners of the partnership execute this Lease, each individual executing this Lease on behalf of said partnership represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said partnership in accordance with the partnership agreement of said partnership.

     Q. Brokerage: Tenant covenants and represents that it has negotiated this Lease directly with the Landlord and has not acted by implication to authorize, nor has authorized any real estate broker, finder or salesman to act for it in these negotiations other than the Broker (as defined in Paragraph 1.1, subparagraph K). Tenant agrees to hold Landlord harmless from and to defend and indemnify Landlord against any and all claims, cost, liability and/or expense (including attorneys' fees and court costs) incurred by Landlord in connection with any claim by any real estate broker or salesman or finder (other than the Broker) for a commission or finder's fee as a result of Tenant's entering into this Lease. The provisions contained herein shall survive the termination of this Lease.

     R. No Third Party Beneficiaries: Unless otherwise expressly specified herein, no term, covenant, condition or provision of this Lease shall be construed to be for the benefit of any other third party or entity (including any other tenant or occupant of the Complex, if any).

     S. Exhibits: The exhibits described in Paragraphs 1.1 and 2.1 are incorporated in the Lease by reference and made a part hereof as if fully set forth herein, AND THOSE LISTED BELOW.*

     T. Offer to Lease: The submission of this Lease to Tenant or its broker or other agent, does not constitute an offer to Tenant to lease the Premises. The instrument shall have no force and effect until it is executed and delivered by Tenant to Landlord and executed by Landlord.

IN WITNESS WHEREOF, The parties hereto have executed this Lease as of the date stated below.

                     LANDLORD                  TENANT

 Transamerica Occidental Life Insurance    ACI Systems Inc., a Colorado
 Company, a California corporation         corporation

By:                                     By:
   -----------------------------------     ----------------------------------

Its:                                    Its:
   -----------------------------------     ----------------------------------

Date:                                   Date:
     ---------------------------------       --------------------------------


By:                                     By:
   -----------------------------------     ----------------------------------

Its:                                    Its:
   -----------------------------------     ----------------------------------

Date:                                   Date:
     ---------------------------------       --------------------------------

* Exhibit "B" - Personal Guaranty - Specifically Deleted
  Exhibit "C" - Space Plan
  Exhibit "D" - Rules and Regulations

                                    ADDENDUM

Addendum to that certain lease (the "Lease") dated, for reference purposes only, JANUARY 22, 1996 by and between TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, A CALIFORNIA CORPORATION ("Landlord"), and ACI SYSTEMS INC., A COLORADO CORPORATION, for the premises commonly known as 14 INVERNESS DRIVE EAST, BUILDING F, UNITS 112, 116 AND 120, ENGLEWOOD, COLORADO 80112 (the "Premises").

     28.1 COMMON AREA MAINTENANCE COSTS. Paragraph 5.1 B (ii)(a) of this Lease shall be deleted in its entirety and replaced with the following:

          Tenant shall reimburse Landlord Tenant's proportionate share of the amount of increases in common area maintenance costs for the Premises in the manner and at the times stated below if, for any calendar year during the Lease term after the Base Year described in paragraph 1.1, subparagraph D, the respective common area maintenance costs are greater than the amount of common area maintenance costs for the Base Year. The term "common area maintenance costs" is defined in Paragraph 5.1, subparagraph B (i). Tenant shall pay Landlord on the first day of each calendar month of the term of this lease an amount computed by multiplying the actual area of the Premises by the difference between Landlord's estimate of the common area maintenance costs per square foot per month for the then current calendar year and the common area maintenance costs per square foot per month for the Base Year. The foregoing rate per square foot may be adjusted by Landlord on the basis of Landlord's experience and anticipated costs from time to time during any given calendar year.

     29.1 TENANT IMPROVEMENTS. Tenant accepts the Premises in its "as-is" condition except, that Landlord agrees to complete the improvements for the Premises shown on EXHIBIT C, which is attached hereto and incorporated herein by this reference (the "Tenant Improvements"), using similar materials to those already existing in the Premises. Except as specifically set forth below, the Tenant Improvements shall be constructed at Landlord's sole cost and expense.

          a. Landlord shall commence to construct the Tenant Improvements and shall use reasonable efforts to Substantially Complete, as defined below, construction thereof on or before the Commencement Date, subject, however, to extensions equal to the delays suffered by Landlord and caused by strikes, lockouts, fire or other casualty loss, acts of God, unavailability of materials, hostile or war-like action, riot, or other causes beyond Landlord's reasonable control. If any request(s) for change(s) to materials, labor or the Space Plans ("Changes") made by Tenant (which Changes must be approved in writing by Landlord) or delays caused in whole or in part by Tenant result in any increase in the costs of completing the Tenant Improvements, such increased costs shall be at the sole cost and expense of Tenant and paid by Tenant to Landlord from time-to-time upon demand by Landlord.

          b. Tenant's obligation to pay rent for the Premises under this Lease shall not commence until the date the Premises is Substantially Complete; provided, however, that if Landlord shall be delayed in rendering the Premises Substantially Complete by the Commencement Date set out in Paragraph 1.1B of this Lease as a result of one or more of the following:

               (i) Tenant's failure to devote the time or furnish the information required in connection with the space plan for the Tenant Improvements; or

               (ii) Tenant's changes to the Tenant Improvements in the space plan relating thereto, or in the plans for such changes (notwithstanding Landlord's approval of any such changes); or

               (iii) Any other act or omission by Tenant or its agents;

then and in any such event, Tenant's obligation to commence the payment of rent under this Lease on the Commencement Date provided for in Paragraph 1.1B shall not be affected or deferred of such delay.

          c. If Landlord is unable to cause the Premises to be Substantially Completed by the Commencement Date for reasons other than those not set out in subsection (i) through (iii) of Paragraph b above, then, as Tenant's sole remedy, the Commencement Date of this Lease shall be on the first date the Premises is Substantially Complete; provided, however if the date the Premises is Substantially complete is not the first day of a month, then the Commencement Date shall be the first day of the month immediately following the date the Premises is Substantially Complete. The period between the date the Premises is Substantially Complete and the Commencement Date shall be deemed to be the Interim Lease Term and Tenant shall be obligated to pay rent for such Interim Lease Term on a pro rata basis based on the current minimum monthly rent and additional rent for the first full month of the Lease term following the Commencement Date. Tenant shall hold the Premises during the Interim Lease Term under all of the other terms and conditions of the Lease. In the event the Commencement Date set out in Paragraph 1.1B of this Lease is changed as provided for in this Paragraph c, then the Lease Expiration Date as set forth in Paragraph 1.1B of this Lease, shall be extended through the end of the thirty-sixth (36th) month following Commencement Date. Tenant shall, at Landlord's request, execute an Amendment to Lease stating the Commencement Date in which the parties specify the Commencement Date and Expiration Date of the Lease term.

               "Substantially Complete" as used herein shall mean the date on which Landlord shall have substantially completed all the Tenant Improvements to the extent that only minor details of construction (so-called "punch-list" items) and minor mechanical adjustments remain to be done to the Premises, which punch-list items shall then be completed within a reasonable period following the delivery of the punch-list to Landlord.

          d. From and after completion of construction of the Tenant Improvements, Tenant shall be solely responsible for the repair and maintenance thereof as part of the Premises as set forth in Paragraph 6.1 of this Lease.

          e. Landlord's approval of Tenant's plans for Landlord's work shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities.

     30.1 RENT ABATEMENT. Notwithstanding the provisions of Paragraph 1.1c(i) of the Lease, during the period commencing May 1, 1996 and ending May 31, 1996 (the Rent Abatement Period), Tenant shall not be required to pay the minimum monthly rent specified therein. In addition to the foregoing statement of minimum monthly rent, Tenant shall not be required to pay any other rent (as defined in Paragraph 4.1 A of the Lease) attributable to and payable by Tenant during the Rent Abatement Period.

     31.1 OPTION TO EXTEND. Subject to the conditions stated in this Paragraph 31.1, Tenant shall have the right to extend the term of this Lease for one (1) successive five (5) year option term. Tenant must exercise the right to extend the term of this Lease by delivering to Landlord written notice of such exercise which must be sent certified mail, return receipt requested with postage prepaid, no earlier than six (6) calendar months but no later than ninety (90) days prior to the respective commencement date of the option period. The commencement date of the option term is June 1, 2001.

          a. Rent During Option Term: If Tenant exercises the right to extend the Lease for the option term, the rent payable during the option term, will be at the fair market value of similar premises in the complex as of the commencement date of the respective option term and as determined by Landlord in its sole discretion. Within 30 days of Landlord's receipt of Tenant's notice of its intent to exercise its option, Landlord shall notify Tenant of the then market rental rate. Tenant shall have five business days to either accept or reject the same. If Tenant rejects the rental rate, the Lease shall expire by its terms upon expiration of the Lease term. If Tenant approves the rental rate, the Lease shall be extended accordingly. Failure by Tenant to give notice in accordance herewith, time being of the essence, shall render this option null and void.

          b. Effect of Default on Option to Extend: The right to extend the term of the Lease provided in this Paragraph 31.1 cannot be exercised if Tenant is in default of any of the terms, covenants and conditions of this Lease. If the time to exercise such option lapses and Tenant has not cured any default prior to the last day of notice period specified above, then any subsequent attempt to exercise the option shall be deemed null and void and the Lease shall terminate upon the expiration date of the then current term. If Tenant defaults in the performance of any of the terms, covenants and conditions of this Lease during the period from the timely and proper exercise of its right to extend the term to the commencement date of the option term immediately following such date of exercise, then the exercise of the right to extend the term of the Lease shall be deemed null and void and the Lease shall terminate upon the expiration of the then current term.

          c. No Withdrawal: Once Tenant has timely and properly exercised its right to extend the term of this Lease by delivery of written notice to Landlord and provided that Tenant is otherwise in compliance with the provisions of this Paragraph 31.1, Tenant may not subsequently withdraw its exercise.

          d. Option to Extend is Nonassignable: It is expressly understood and agreed that the right to extend the term of this Lease, provided in this Paragraph 31.1 is nonassignable and may not be exercised by anyone, or in favor of anyone, other than the initial Tenant specified on Page 1 of this Lease and identified above. This entire Paragraph 31.1 shall be deemed stricken from the Lease and of no force and effect if said initial Tenant assigns its interest in this Lease.

          e. Tenant's Possession as a Condition Precedent: Tenant must be in possession of the Premises and must remain in possession of the Premises and operating its business from the Premises at the time Tenant delivers written notice of the exercise of any option provided in this Paragraph 31.1 through and including the commencement date of any respective option(s). If Tenant is not in possession, fails to remain in possession and/or fails to operate its business from the Premises throughout such interim period(s), then Tenant shall not have the right to extend the term of this Lease and any prior exercise of such right shall be deemed null and void and the Lease shall terminate upon the expiration of the then current term.

     32.1 RIGHT OF FIRST REFUSAL TO EXPAND. During the term of the Lease and subject to the conditions stated in this Paragraph 2, Tenant shall have a continuing right of first refusal to expand the Leased Premises into the space adjacent and to the east of the Premises consisting of approximately 3,892 s.f., (the "Expansion Space"), such premises currently being more particularly shown in Exhibit A hereto. Tenant must exercise the right to expand into such space by delivering to Landlord written notice of such exercise within 48 hours following Landlord's written notice to Tenant that Landlord has received a third party offer to lease all or part of the Expansion Space. Tenant's failure to give Landlord timely notice of its intent to expand into the Expansion Space shall be deemed to be refusal of that space; and the rights granted hereby with respect to the Expansion Space shall terminate and be of no further force or effect.

     a. Rent for Expansion Space: If Tenant exercises its right to expand the Leased Premises into the Expansion Space shall be both (i) equal to or better than, the third party offer and (ii) equal to, or better than the terms of the Lease. Tenant shall also pay Tenant's increased proportionate share of the Basic Cost in Additional Rental as specified in Paragraph 6 of the Lease.

     b. Effect of Default on Right of First Refusal to Expand: The right of first refusal to expand the Lease Premises into the Expansion Space cannot be exercised if Tenant is in default of any of the terms, covenants and conditions of this Lease. If the time to exercise such right of first refusal lapses and Tenant has not cured any default prior to the last date of notice period specified above, then any subsequent attempt to exercise the right of first refusal shall be deemed null and void.

     c. No Withdrawal: Once Tenant has timely and properly exercised its right of first refusal to expand the Leased Premises by delivery of written notice to Landlord, Tenant may not subsequently withdraw its exercise.

     d. Right of First Refusal is Nonassignable: It is expressly understood and agreed that the right of first refusal relating to the Expansion Space is nonassignable and may not be exercised by anyone, or in favor of anyone, other than the initial Tenant specified on Page 1 of the Lease and identified above.

     e. Tenant's Possession as a Condition Precedent: Tenant must be in possession of the Leased Premises and must remain in possession of the Leased Premises and operating its business from the Leased Premises at the time Tenant delivers written notice of the exercise of any right provided herein. If Tenant is not in possession, fails to remain in possession and/or fails to operate its business from the Leased Premises throughout the term of this Lease, than Tenant shall not have the right of first refusal to the Expansion Space, and any prior exercise of such right shall be deemed null and void.

                                   EXHIBIT "A"
                                 "The Premises"

          14 Inverness Drive East, Building F, Unit(s) 112, 116 & 120
                            Englewood, Colorado 80112




                                   [FLOORPLAN]

Expansion Space, the Premises, First Floor Plan, Second Floor Plan, Key Plan

                                   EXHIBIT "A"

PROPERTY ADDRESS:   14 Inverness Drive East
                    Englewood, Colorado  80110


LEGAL DESCRIPTION

Parcel A:

Lot 1.
Block 6.
1st Amended Plat of Inverness Subdivision Filing No. Two


Parcel B:

That portion of Lot 2.
Block 6.
1st Amended plat of Inverness Subdivision Filing No. Two.
Described as follows:
Beginning at the southernmost corner of said lot being the true point of beginning;
Thence along the boundary of said Lot 2, N 56 DEG. 31' 53" W 411.78 feet;
Thence continuing along said boundary N 23 DEG. 06' 23" E 602.27 feet;
Thence leaving said boundary S 66 DEG. 53' 37" E 497.20 feet;
Thence S 82 DEG. 12' 22" E 30.12 feet to a point on the west right of way of Inverness Place East;
Thence along said right of way on a curve to the left whose tangent bearing is S 7 DEG 47' 38" W, said curve having a radius of 241.50 feet, a central angle of 22 DEG. 09' 12", and an arc distance of 93.38 feet to a point on said boundary of Lot 2;
Thence leaving said right of way along the said boundary of Lot 2, S 72 DEG. 40' 25" W 45.86 feet;
Thence continuing along said boundary S 39 DEG. 44' 23" W 207.39 feet;
Thence continuing along said boundary S 33 DEG. 28' 07" W 378.89 feet;
to the true point of beginning.

                                   EXHIBIT "C"
           14 Inverness Drive East, Building F, Unit(s) 112, 116 & 120
                            Englewood, Colorado 80112



                                   [FLOORPLAN]



                                ACI SYSTEMS, INC.
                             14 INVERNESS DRIVE EAST
                                 SUITES F112-120
                               ENGLEWOOD, COLORADO

                                     EXHIBIT "D"
                                RULES AND REGULATIONS

                               14 Inverness Drive East
                              Englewood, Colorado 80112

1. Except with the prior written consent of the Landlord, Tenant shall not sell or permit the sale of any merchandise at retail in or from the Premises. Tenant shall not occupy or permit any portion of the Premises to be occupied for any business other than that specifically provided for in this lease. No Tenant shall at any time occupy any part of the Building or Premises as sleeping or lodging quarters.

2. Tenant shall not do or permit anything to be done on the Premises, or bring or keep anything therein, which shall in any way obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the regulations of the Fire Department or fire laws, or with any insurance policy upon the Building or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

3. Tenant shall not sweep or throw or permit to be swept or thrown from the Premises any dirt or other substance into any of the corridors or halls, or out the doors or stairways of the Building. No Tenant shall use, keep or permit to be used any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Tenant or other occupants of the Building by reason of noise, odors and/or vibrations.

4. Tenant shall not store, nor cause to be stored, any material, substance, equipment, supplies or vehicles outside or adjacent to the Premises described in this Lease.

5. Tenant and its employees shall not go upon the roof of the Building without prior written consent of the Landlord.

6. No animals, birds or reptiles may be brought in or kept in or about the Premises.

7. Children are not allowed on the Premises or in the Building unless escorted by an adult.

8. No cooking shall be done or permitted by Landlord on the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for the Tenant and its employees and business visitors shall be permitted.

9. Canvassing, soliciting and peddling in the Building or on the Premises are prohibited and Tenant shall cooperate to prevent the same.

10. Tenant shall not use or keep on the Premises any kerosene, gasoline or any inflammable, combustible or explosive fluid, chemical or substance or use any method of heating or air conditioning other than that authorized by the Lessor.

11. No machinery of any kind, including air conditioning units or other similar apparatus, or vending machines of any description, shall be installed, maintained or operated on the leased Premises without the written consent of Landlord.

12. Tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical fixtures, heating or cooling apparatus or other utilities.

13. The toilet rooms, toilets, urinals, wash bowls and other apparatus serving the Premises shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. All damage resulting from any misuse or the fixtures shall be borne by Tenant to the extent its servants, employees, agents, visitors or licensees shall have caused it.

14. No painting shall be done, nor shall any alterations be done to any part of the Premises by installing or changing any partition or partitions, doors or door, windows or window, nor shall there by any nailing, boring or screwing into the walls, woodwork or plaster without the consent of the Landlord. Landlord shall not permit any contractor or other person making any authorized alternations, additions or installations within the Premises to use the hallways, lobby or corridors as storage or work areas without the prior written consent of Landlord. Tenant shall be liable for and shall pay the expense of any additional cleaning or other maintenance required to be performed by Landlord as a result of the transportation or storage of materials or work performed on or near the Premises by or for Tenant.

15. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service on or to the leased premises for Tenant to Landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceiling, equipment of any other physical portion of the Building.

16. Lessor shall have the right to determine or limit the weight, size and position of all safes and other heavy equipment brought onto the Premises. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wooden strips of such thickness as is necessary to properly distribute their weight. Landlord will not be responsible for loss or for damage to any such safe or property or their contents from any cause, and all damage done to the Premises by moving or maintaining any such safe or property shall be repaired at the expense of the Tenant.

17. The sidewalks, halls, passages, exits, entrances, and stairways in and around the Premises shall not be obstructed by Tenant or used by them for any purpose other than for ingress to and egress from the leased Premises. The halls, passages, exits, entrances, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interest of the Building and its tenants, provided, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities.

18. Landlord agrees to furnish Tenant two keys without charge; additional keys will be furnished at a nominal charge. Tenant shall not alter any lock nor install any new or additional locks or any bolts on any door of the Premises without written consent of the Landlord. If Landlord shall give its consent, Tenant shall in each case furnish the Landlord with a key for any such lock.

    Tenant must, upon the termination of this lease, restore to Landlord all keys or stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change. Landlord will not permit entrance to Tenant's offices by use of pass key controlled by Landlord, to any person at any time without written permission by Tenant, except employees, contractors, or service personnel directly supervised by Landlord.

19. Tenant shall insure the windows and doors of the Premises are closed and securely locked before leaving the Premises. Tenant must observe strict care and caution that all water faucets or other apparatus are entirely shut off before Tenant or Tenant's employees leave the Premises so as to prevent damage, and for any such default or carelessness Tenant shall make good all injuries sustained by other tenant or Landlord.

20. The requirements of Tenant will be attended to only upon application at the office of the Building Manager. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord.

21. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when area is locked against entry or not.

22. The directorie of the Building will be provided exclusively for the display or the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

23. Tenant, its employees, agents or invitees shall comply with all direction posted in and for the use of the common parking areas.

24. Landlord shall have the right, exercisable without notice and without liability to Tenant to change the name and the street address of the Building of which the Premises are a part.

25. Tenant and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Landlord. Tenant shall not leave any vehicles in a state of disrepair (including without limitations, flat tires, out of date inspection stickers or license plates) in the parking areas. Tenant shall not park any vehicle, truck, car, trailer or boat in the parking area for longer than 24 hours without Landlord's prior written approval. If Tenant or its employees, agents or invitees park their vehicles in areas other than the designated parking areas for longer than 24 hours, Landlord shall have the right without notice to Tenant to remove such vehicles at Tenant's expense.

26. The Landlord at all times shall have the right to amend, modify or waive any of the foregoing Rules and Regulations and to make such other and future rules and regulations as the Landlord may adopt.

27. The failure of the Landlord to seek redress for violation of, or insist upon the strict performance of any covenants or conditions of this Lease or any of the Rules and Regulations set forth above or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of any original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease or breach of these Rules and Regulations shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of these Rules and Regulations as set forth above or hereafter adopted against any Tenant and/or any other Tenant in the Building shall not be deemed a waiver of any such Rules and Regulations.

28. Landlord shall not be liable to Tenant for violation of any said Rules and Regulations or the breach of any covenant or condition in any Lease by any other tenant in the Building.

29. No act or thing done or omitted to be done by Landlord or Landlord's agent during the term of the Lease which is necessary to enforce these Rules and Regulations shall constitute an eviction by Landlord nor shall it be deemed a surrender or acceptance of said Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said Premises prior to the termination of the leasehold agreement. The delivery of keys to any employee of Landlord or Landlord's agent shall not be construed as a termination of the Lease or a surrender of the Premises.

30. Signage Regulations:

    In addition to the signage restrictions placed upon all tenants of the Inverness area by the restrictive covenants of the property the following restrictions and regulations shall be made part of any lease contract consummated at 14 Inverness Drive East.

    a. The main entry sign on Inverness Drive East identifies the property and its address; 14 Inverness Drive East. The tenant directory displays a map of the eight-building complex and lists each tenant alphabetically. One slot per tenant is permitted.

    b. An additional tenant directory is located on Inverness Place East listing each tenant alphabetically.

    c. Each building has an identity sign strategically located for easy visibility with a letter designation. This identification also includes a register of each tenant listed alphabetically with building and suite designations on a name place.

    d. Each tenant or suite is identified by a 3" three-digit number attached to the glass door panel. Each second level entry has a directory listing the tenant alphabetically. These are used for corporate names only - no individual listings are permitted unless the tenant occupies at least half the space for which that directory applies.

    e.   Addressing:  The following is a sample address method:

                                     Company Name
                               14 Inverness Drive East
                                Building __, Suite __
                              Englewood, Colorado 80112

    f. All tenant identity signage must be approved by the Landlord and in any case will be restricted to the following:

                        - Any style of lettering is permissible

                        - All lettering shall be on glass doors or windows

                        - The glass area used for lettering shall be restricted to one pane of glass for each 20 feet of frontage of building.

                        - All lettering shall be done in white with the exception of the first letter of the corporate names which may be at the tenants option.

                        - Any corporate log, seal or design may be used in optical colors.

    g. Landlord reserves the right to designate all sources furnishing sign painting and lettering to establish a limitation on sign styles and format. Tenant shall affix no additional signage not considered building standard in the Landlord's discretion, without prior written approval of Landlord.

These Rules and Regulations shall be binding upon heirs, successors, representatives and assigns of the Tenant.